Commitments and contingencies	3 Months Ended
Mar. 31, 2026
Commitments And Contingencies [Abstract]
Commitments and contingencies
12.
Commitments and contingencies

The Company is party to certain management contracts. These contracts require payments of approximately $20,310,000 to directors, officers and consultants of the Company upon the occurrence of a change in control of the Company, as such term is defined by each respective consulting agreement. The Company is also committed to payments upon termination of approximately $9,128,000 pursuant to the terms of these contracts. As a triggering event has not taken place, these amounts have not been recorded in these consolidated financial statements.

The Company has been involved in a number of lawsuits challenging the Company’s environmental and construction license since 2016. The Company has been successful in defending these matters but the outcome of the recent counterclaims is not determinable yet.